                        DVI RECEIVABLES XIV L.L.C. 2001-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 11, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:

           End of Period Collection Account Balance as of Prior Payment Date:          483,720.95
           Available Funds:
                     Contract Payments due and received in this period               5,454,190.26
                     Contract Payments due in prior period(s) and received in
                       this period                                                     669,096.07
                     Contract Payments received in this period for next period         211,884.75
                     Sales, Use and Property Tax, Maintenance, Late Charges            110,098.21
                     Prepayment Amounts related to early termination in this
                       period                                                          327,357.80
                     Servicer Advance                                                1,221,997.55
                     Proceeds received from recoveries on previously Defaulted
                       Contracts                                                             0.00
                     Transfer from Reserve Account                                      13,782.16
                     Interest earned on Collection Account                              11,384.36
                     Interest earned on Affiliated Account                               2,980.86
                     Proceeds from repurchase of Contracts per Contribution and
                       Servicing Agreement Section 5.03                                      0.00
                     Amounts paid per Contribution and Servicing Agreement
                       Section 7.01 (Substituted contract < Predecessor contract)            0.00
                     Amounts paid under insurance policies                                   0.00
                     Any other amounts                                                       0.00

                                                                                    -------------
           Total Available Funds                                                     8,506,492.97
           Less: Amounts to be Retained in Collection Account                          434,333.15
                                                                                    -------------
           AMOUNT TO BE DISTRIBUTED                                                  8,072,159.82
                                                                                    =============


           DISTRIBUTION OF FUNDS:

                     1. To Trustee -  Fees                                                   0.00
                     2. To Servicer, any unreimbursed Nonrecoverable
                        Advances or Servicer Advances                                  669,096.07
                     3. To Noteholders (For Servicer Report immediately
                        following the Final Additional Closing Date)

                               a) Class A1 Principal and Interest                    5,061,093.83
                               a) Class A2 Principal (distributed after A1 Note
                                  matures) and Interest                                210,100.00
                               a) Class A3 Principal (distributed after A2 Note
                                  matures) and Interest                                353,168.75
                               a) Class A4 Principal (distributed after A3 Note
                                  matures) and Interest                                518,751.20
                               b) Class B Principal and Interest                       106,327.78
                               c) Class C Principal and Interest                       213,181.35
                               d) Class D Principal and Interest                       144,589.79
                               e) Class E Principal and Interest                       198,319.70

                     4. To Reserve Account for Requirement per Indenture
                        Agreement Section 3.08                                               0.00
                     5. To Issuer - Residual  Principal and Interest and Reserve
                        Account Distribution
                               a) Residual Interest (Provided no Restricting or
                                  Amortization Event in effect)                        175,617.55
                               b) Residual Principal (Provided no Restricting or
                                  Amortization Event in effect)                        169,804.04
                               c) Reserve Account Distribution (Provided no
                                  Restricting or Amortization Event in effect)          13,782.16
                     6. To Servicer, Tax, Maintenance, Late Charges and Bank
                        Interest Earned and Any Other Amounts                          124,463.43
                     7. To Servicer, Servicing Fee and other Servicing
                        Compensations                                                  113,864.17
                                                                                    -------------
           TOTAL FUNDS DISTRIBUTED                                                   8,072,159.82
                                                                                    =============

                                                                                    -------------
           End of Period Collection Account Balance {Includes Payments in Advance
              & Restricting Event Funds (if any)}                                      434,333.15
                                                                                    =============

II. RESERVE ACCOUNT

Beginning Balance                                                                   $4,876,395.87
            - Add Investment Earnings                                                   13,782.16
            - Add Transfer from Certificate Account (To Satisfy Reserve Account
              Requirement)                                                                   0.00
            - Less Distribution to Certificate Account                                  13,782.16
                                                                                    -------------
End of period balance                                                               $4,876,395.87
                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
Balances                                                                            $4,876,395.87
                                                                                    =============

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 11, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                        Pool A                                                          225,954,489.33
                        Pool B                                                           41,245,004.34
                                                                                      ----------------
                                                                                                                  267,199,493.67
Class A Overdue Interest, if any                                                                  0.00
Class A Monthly Interest - Pool A                                                           982,940.99
Class A Monthly Interest - Pool B                                                           179,422.89

Class A Overdue Principal, if any                                                                 0.00
Class A Monthly Principal - Pool A                                                        3,863,302.71
Class A Monthly Principal - Pool B                                                        1,117,447.19
                                                                                      ----------------
                                                                                                                    4,980,749.90
Ending Principal Balance of the Class A Notes
                        Pool A                                                          222,091,186.62
                        Pool B                                                           40,127,557.15
                                                                                      ----------------          ----------------
                                                                                                                  262,218,743.77
                                                                                                                ================

Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $286,080,000     Original Face $286,080,000      Balance Factor
        $4.063073                              $17.410339             91.659236%

IV.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                        Class A1                                                         22,519,493.67
                        Class A2                                                         55,000,000.00
                        Class A3                                                         82,500,000.00
                        Class A4                                                        107,180,000.00
                                                                                      ----------------

Class A Monthly Interest                                                                                          267,199,493.67
                        Class A1 (Actual Number Days/360)                                    80,343.93
                        Class A2                                                            210,100.00
                        Class A3                                                            353,168.75
                        Class A4                                                            518,751.20
                                                                                      ----------------

Class A Monthly Principal
                        Class A1                                                          4,980,749.90
                        Class A2                                                                  0.00
                        Class A3                                                                  0.00
                        Class A4                                                                  0.00
                                                                                      ----------------
                                                                                                                    4,980,749.90
Ending Principal Balance of the Class A Notes
                        Class A1                                                         17,538,743.77
                        Class A2                                                         55,000,000.00
                        Class A3                                                         82,500,000.00
                        Class A4                                                        107,180,000.00
                                                                                      ----------------          ----------------
                                                                                                                  262,218,743.77
                                                                                                                ================

Class A1
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $41,7005,000     Original Face $41,400,000       Balance Factor
                 $1.940675                   $120.307969             42.364115%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class B Notes
                            Pool A                                                        3,854,369.08
                            Pool B                                                          703,564.11
                                                                                      ----------------
                                                                                                                    4,557,933.19

  Class B Overdue Interest, if any                                                                0.00
  Class B Monthly Interest - Pool A                                                          18,067.36
  Class B Monthly Interest - Pool B                                                           3,297.96
  Class B Overdue Principal, if any                                                               0.00
  Class B Monthly Principal - Pool A                                                         65,900.86
  Class B Monthly Principal - Pool B                                                         19,061.60
                                                                                      ----------------
                                                                                                                       84,962.46
  Ending Principal Balance of the Class B Notes
                            Pool A                                                        3,788,468.22
                            Pool B                                                          684,502.51
                                                                                      ----------------          ----------------
                                                                                                                    4,472,970.73
                                                                                                                ================

Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $4,880,000       Original Face $4,880,000        Balance Factor
               $4.378139                      $17.410340             91.659236%


VI.   CLASS C NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class C Notes
                            Pool A                                                        7,700,839.88
                            Pool B                                                        1,405,686.49
                                                                                      ----------------
                                                                                                                    9,106,526.37

  Class C Overdue Interest, if any                                                                0.00
  Class C Monthly Interest - Pool A                                                          36,726.59
  Class C Monthly Interest - Pool B                                                           6,703.95
  Class C Overdue Principal, if any                                                               0.00
  Class C Monthly Principal - Pool A                                                        131,666.67
  Class C Monthly Principal - Pool B                                                         38,084.14
                                                                                      ----------------
                                                                                                                      169,750.81
  Ending Principal Balance of the Class C Notes
                            Pool A                                                        7,569,173.21
                            Pool B                                                        1,367,602.35
                                                                                      ----------------          ----------------
                                                                                                                    8,936,775.56
                                                                                                                ================

Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $9,750,000       Original Face $9,750,000        Balance Factor
               $4.454414                      $17.410339              91.659237%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class D Notes
                            Pool A                                                        5,133,893.24
                            Pool B                                                          937,124.34
                                                                                      ----------------
                                                                                                                    6,071,017.58

  Class D Overdue Interest, if any                                                                0.00
  Class D Monthly Interest - Pool A                                                          26,572.18
  Class D Monthly Interest - Pool B                                                           4,850.40
  Class D Overdue Principal, if any                                                               0.00
  Class D Monthly Principal - Pool A                                                         87,777.78
  Class D Monthly Principal - Pool B                                                         25,389.43
                                                                                      ----------------
                                                                                                                      113,167.21
  Ending Principal Balance of the Class D Notes
                            Pool A                                                        5,046,115.46
                            Pool B                                                          911,734.91
                                                                                      ----------------          ----------------
                                                                                                                    5,957,850.37
                                                                                                                ================

Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $6,500,000       Original Face $6,500,000        Balance Factor
               $4.834243                      $17.410340              91.659236%

VIII.   CLASS E NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class E Notes
                            Pool A                                                        6,421,315.71
                            Pool B                                                        1,172,126.29
                                                                                      ----------------
                                                                                                                    7,593,442.00

  Class E Overdue Interest, if any                                                                0.00
  Class E Monthly Interest - Pool A                                                          48,010.04
  Class E Monthly Interest - Pool B                                                           8,763.60
  Class E Overdue Principal, if any                                                               0.00
  Class E Monthly Principal - Pool A                                                        109,789.75
  Class E Monthly Principal - Pool B                                                         31,756.31
                                                                                      ----------------
                                                                                                                      141,546.06
  Ending Principal Balance of the Class E Notes
                            Pool A                                                        6,311,525.96
                            Pool B                                                        1,140,369.98
                                                                                      ----------------          ----------------
                                                                                                                    7,451,895.94
                                                                                                                ================

Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $8,130,000       Original Face $8,130,000        Balance Factor
               $6.983228                      $17.410339              91.659237%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
                    Beginning Residual Principal Balance
                            Pool A                                                        7,703,254.97
                            Pool B                                                        1,406,127.34
                                                                                      ----------------
                                                                                                                    9,109,382.31

      Residual Interest - Pool A                                                            148,500.34
      Residual Interest - Pool B                                                             27,117.21
      Residual Principal - Pool A                                                           131,707.96
      Residual Principal - Pool B                                                            38,096.08
                                                                                      ----------------
                                                                                                                      169,804.04
      Ending Residual Principal Balance
                            Pool A                                                        7,571,547.01
                            Pool B                                                        1,368,031.26
                                                                                      ----------------          ----------------
                                                                                                                    8,939,578.27
                                                                                                                ================


X.   PAYMENT TO SERVICER

       - Collection period Servicer Fee                                                                               113,864.17
       - Servicer Advances reimbursement                                                                              669,096.07
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                              124,463.43
                                                                                                                ----------------
      Total amounts due to Servicer                                                                                   907,423.67
                                                                                                                ================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A

         Aggregate Discounted Contract Balance, as defined in Indenture
            Agreement, at the beginning of the related Collection Period                                          256,768,162.20

         Aggregate Discounted Contract Balance of Additional Contracts acquired
            during Collection Period                                                                                        0.00

         Decline in Aggregate Discounted Contract Balance                                                           4,390,145.74

         Aggregate Discounted Contract Balance, as defined in Indenture
                                                                                                                ----------------
            Agreement, at the ending of the related Collection Period                                             252,378,016.46
                                                                                                                ================

         Components of Decline in Aggregate Discounted Contract Balance:

            - Principal portion of Contract Payments  and Servicer Advances               4,116,412.62

            - Principal portion of Prepayment Amounts                                       273,733.12

            - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                           0.00

            - Aggregate Discounted Contract Balance of Contracts that have
                 become Defaulted Contracts during the Collection Period                          0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                                   0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                               0.00

                                                                                      ----------------
                          Total Decline in Aggregate Discounted Contract Balance          4,390,145.74
                                                                                      ================


POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture
            Agreement, at the beginning of the related Collection Period                                           46,869,632.90

         Aggregate Discounted Contract Balance of Additional Contracts acquired
            during Collection Period                                                                                        0.00

         Decline in Aggregate Discounted Contract Balance                                                           1,269,834.74

         Aggregate Discounted Contract Balance, as defined in Indenture
                                                                                                                ----------------
            Agreement, at the ending of the related Collection Period                                              45,599,798.16
                                                                                                                ================

         Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances               1,210,210.04

            - Principal portion of Prepayment Amounts                                        59,624.70

            - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                           0.00

            - Aggregate Discounted Contract Balance of Contracts that have
                 become Defaulted Contracts during the Collection Period                          0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                                   0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                               0.00

                          Total Decline in Aggregate Discounted Contract Balance          1,269,834.74
                                                                                      ================
                                                                                                                ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 297,977,814.62
                                                                                                                ================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

            POOL A                                                                                          Predecessor
                                                                   Discounted            Predecessor        Discounted
            Lease #       Lessee Name                              Present Value         Lease #            Present Value
            -------       -----------                              -------------         -------            -------------
                          NONE










                                                                  --------------                            ---------------
                                                     Totals:               $0.00                            $          0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $0.00
            b) ADCB OF POOL A AT CLOSING DATE                                                               $272,767,516.82
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                 $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                NO     X
                                                                                         -----------        --------

            POOL B                                                                                          Predecessor
                                                                   Discounted            Predecessor        Discounted
            Lease #       Lessee Name                              Present Value         Lease #            Present Value
            -------       -----------                              -------------         -------            -------------
                          NONE










                                                                  --------------                            ---------------
                                                     Totals:               $0.00                            $          0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                        $          0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                               $ 52,325,540.92
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                             0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $        0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $        0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                 $        0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                NO     X
                                                                                         -------------      --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

            POOL A - NON-PERFORMING                                                                         Predecessor
                                                                   Discounted            Predecessor        Discounted
            Lease #       Lessee Name                              Present Value         Lease #            Present Value
            -------       -----------                              -------------         -------            -------------
                          NONE










                                                                  --------------                            ---------------
                                                     Totals:               $0.00                            $          0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                            0.00
            b) ADCB OF POOL A AT CLOSING DATE                                                               $272,767,516.82
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                 $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                NO     X
                                                                                         -----------        --------

            POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                   Predecessor
                                                                   Discounted            Predecessor        Discounted
            Lease #       Lessee Name                              Present Value         Lease #            Present Value
            -------       -----------                              -------------         -------            -------------
                          NONE










                                                                  --------------                            ---------------
                                                     Totals:               $0.00                            $          0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                    $          0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                               $ 52,325,540.92
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                          $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                 $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                NO     X
                                                                                         -----------        --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001

XV.    POOL PERFORMANCE MEASUREMENTS

1.                         AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                                     TOTAL OUTSTANDING CONTRACTS
         This Month                                 4,458,782.86            This Month                    297,977,814.62
         1 Month Prior                              6,658,691.71            1 Month Prior                 303,637,795.10
         2 Months Prior                             1,416,301.00            2 Months Prior                309,195,356.48

         Total                                     12,533,775.57            Total                         910,810,966.20

         a) 3 MONTH AVERAGE                         4,177,925.19            b) 3 MONTH AVERAGE            303,603,655.40

         c) a/b                                            1.38%

2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                          Yes            No       X
                                                                                                          -----------    ----------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                                            Yes            No       X
                                                                                                          -----------    ----------

         B. An Indenture Event of Default has occurred and is then continuing?                            Yes            No       X
                                                                                                          -----------    ----------

4.       Has a Servicer Event of Default occurred?                                                        Yes            No       X
                                                                                                          -----------    ----------


5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                                 Yes            No       X
                                                                                                          -----------    ----------

         B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
              not remedied within 90 days?                                                                Yes            No       X
                                                                                                          -----------    ----------

         C. As of any Determination date, the sum of all defaulted contracts since the Closing date
              exceeds 6% of the ADCB on the Closing Date?                                                 Yes            No       X
                                                                                                          -----------    ----------

6.       Aggregate Discounted Contract Balance at Closing Date                  Balance        $325,093,057.74
                                                                                               ---------------

         DELINQUENT LEASE SUMMARY

                  Days Past Due          Current Pool Balance           # Leases
                  -------------          --------------------           --------
                        31 - 60                 12,220,811.30                 40
                        61 - 90                  7,621,892.56                 11
                       91 - 180                  6,658,691.71                 26



         Approved By:
         Matthew E. Goldenberg
         Assistant Treasurer